ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                        August 1, 1999 - August 31, 1999
                                          --------------------------------

SETTLEMENT DATE:                               15-Sep-99
                                          --------------------------

A.  SERIES INFORMATION
      ADVANTA LEASING RECEIVABLES CORP. IV AND
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED
      (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB") ...............                          $ 265,974,493.83
                                                                                                               ----------------
      (b.)   Contract Principal Balance of all Collections allocable to Contracts ...     $ 12,637,756.42
                                                                                          ---------------
      (c.)   Contract Principal Balance of Charged-Off Contracts ....................     $  1,013,785.43
                                                                                          ---------------
      (d.)   Total decline in Principal Balance .....................................                          $  13,651,541.85
                                                                                                               ----------------
      (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of
                this Settlement Date.................................................                          $ 252,322,952.25
                                                                                                               ----------------
             BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
               PAYMENT DATE
      (f.)   Class A Principal Balance as of this Settlement Date ...................                          $ 222,851,450.53
                                                                                                               ----------------
             (Class A Note Factor)                            0.6728607
                                                              ---------
      (g1.)  Class A-1 Principal Balance .(Note Factor)       0.0000000                   $            --
                                                              ---------                   ---------------
      (g2.)  Class A-2 Principal Balance . (Note Factor)      0.8086918                   $ 153,651,450.53
                                                              ---------                   ---------------
      (g3.)  Class A-3 Principal Balance . (Note Factor)      1.0000000                   $  23,300,000.00
                                                              ---------                   ---------------
      (g4.)  Class A-4 Principal Balance . (Note Factor)      1.0000000                   $  45,900,000.00
                                                              ---------                   ---------------
      (h.)   Class B Principal Balance as of this
             Settlement Date ........................................................                          $  12,742,635.18
                                                                                                               ----------------
             (Class B Note Factor)                            0.6728607
                                                              ---------
      (i.)   Class C Principal Balance as of this
             Settlement Date ........................................................                          $   6,635,751.83
                                                                                                               ----------------
             (Class C Note Factor)                            0.6728607
                                                              ---------
      (l.)   Class D Principal Balance as of this
             Settlement Date ........................................................                          $  10,093,114.45
                                                                                                               ----------------
             (Class D Note Factor)                            0.6728607
                                                              ---------

II    COMPLIANCE RATIOS

      (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts as
               of the related Calculation Date ......................................                          $ 276,920,395.77
                                                                                                               ----------------
      (b1.)  % of CBR 31 days or more delinquent as of the related Calculation Date .                                      7.06%
                                                                                                               ----------------
      (b2.)  Preceeding Month %:                               Jul-99 ...............                                      7.68%
                                                              ---------                                        ----------------
      (b3.)  2nd Preceeding Month %:                           Jun-99 ...............                                      7.08%
                                                              ---------                                        ----------------
      (b4.)  Three month rolling average % of CBR 31 days or more delinquent ........                                      7.27%
                                                                                                               ----------------
      (c.)    Does the three month rolling average % of CBR which are 31 days or
              more delinquent exceed 10.5% ? . Y or N ...............................                                 NO
                                                                                                               ----------------
             (Amortization Period Only)
      (d)    Cumulative Net Loss Percentage as of the related Collection Period .....                                      1.45%
                                                                                                               ----------------
             Does the Cumulative Net Loss Percentage exceed
      (d1.)  4.0 % from the Beginning Period to and including 12th
               Collection Period ?  Y or N ..........................................                                 NO
                                                                                                               ----------------
      (d2.)  5.5 % from 13th Collection Period to and including 24th
               Collection Period ? Y or N ...........................................                                 NO
                                                                                                               ----------------
      (d3.)  7.0 % from 25th Collection Period and thereafter ? Y or N ..............                                 NO
                                                                                                               ----------------
             (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.)  Residual Realization for the related Collection Period  > 100% (YES/NO)                                  YES
                                                                                                               ----------------
      (e2.)  Preceeding Month:                         Jul-99  > 100% (YES/NO) ......                                 YES
                                                       -----------------------                                 ----------------
      (e3.)  2nd Preceeding Month:                     Jun-99  > 100% (YES/NO) ......                                 YES
                                                       -----------------------                                 ----------------
      (e4.)  Three month rolling average Residual Realization Ratio  > 100% (YES/NO)                                  YES
                                                                                                               ----------------
             (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
             The amount of available funds on deposit in the Series 1998-1
               Facility Account .....................................................                          $  15,900,109.33
                                                                                                               ----------------
             (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)   To the Servicer, Unrecoverable Servicer Advances .......................                                114,096.59
                                                                                                               ----------------
      (b.)   To the Servicer, if ABS is not the Servicer, Servicing
               Fee and Ancillary Servicing Income, if any ...........................                                      --
                                                                                                               ----------------

             To Series 1998-1 Noteholders:
      (c.)   To Class A, the total Class A Note Interest and Class A
               Overdue Interest for the related period. .............................                          $   1,147,561.97
                                                                                                               ----------------
                         Interest on Class A-1 Notes ................................     $      --
                                                                                          ---------------
                         Interest on Class A-2 Notes ................................     $    803,686.14
                                                                                          ---------------
                         Interest on Class A-3 Notes ................................     $    115,140.83
                                                                                          ---------------
                         Interest on Class A-4 Notes ................................     $    228,735.00
                                                                                          ---------------
      (d.)   Interest on Class B Notes for the related period .......................                          $      68,279.62
                                                                                                               ----------------
      (e.)   Interest on Class C Notes for the related period .......................                          $      37,830.04
                                                                                                               ----------------

      (f.)   To Series 1998-1 Noteholders:
             To Class A, the total Principal Payment and Class A Overdue
               Principal, if any ....................................................                             12,057,031.99
                                                                                                               ----------------
                         Principal Payment to Class A-1 Noteholders .................            --
                                                                                          ---------------
                         Principal Payment to Class A-2 Noteholders .................       12,057,031.99
                                                                                          ---------------
                         Principal Payment to Class A-3 Noteholders .................           N/A
                                                                                          ---------------
                         Principal Payment to Class A-4 Noteholders .................           N/A
                                                                                          ---------------
             To Class B for Principal Payment and Overdue Principal, if any .........                                689,420.51
                                                                                                               ----------------
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
             To Class C for Principal Payment and Overdue Principal, if any .........                                359,017.06
                                                                                                               ----------------

      (g)    Overdue Principal (included in the Principal Payments per above, if any):
             To Class A, total for Overdue Principal ................................             N/A
                                                                                          ----------------
                         Overdue Principal to Class A-1                 N/A
                                                                   -----------
                         Overdue Principal to Class A-2                 N/A
                                                                   -----------
                         Overdue Principal to Class A-3                 N/A
                                                                   -----------
                         Overdue Principal to Class A-4                  N/A
                                                                   -----------
             To Class B for Overdue Principal .......................................           N/A
                                                                                          ---------------
             To Class C for Overdue Principal .......................................           N/A
                                                                                          ---------------

      (h1.)  Until the Reserve Account Funding Date:
             To the Reserve Account, the amount equal to the
             Servicing Fee otherwise payable to ABS .................................                                    N/A
                                                                                                                   ---------------
      (h2.)  After the Reserve Account Funding Date:
             To the Servicer, ABS, the Servicing Fee plus Ancillary
             Servicing Income, if any ...............................................                                221,645.41
                                                                                                               ----------------

      (i.)   To the Reserve Account, the amount needed to
              increase the amount on deposit in the Reserve Account to
              the Required Reserve Amount for such Payment Date .....................                                    N/A
                                                                                                               ----------------

      (j.)   Upon the occurrence of a Residual Event       the lesser of:
      (j1.)  (A) the Available Funds remaining on deposit in the
              Facility Account and ..................................................          N/A
                                                                                          ---------------
      (j2.)  (B) the aggregate amount of Residual Receipts included in
              Available Funds .......................................................          N/A
                                                                                          ---------------
      (j3.)  To be deposited to the Residual Account ................................                                    N/A
                                                                                                               ----------------

      (k.)   To Class D Noteholders for Principal Payment ...........................                                546,072.30
                                                                                                               ----------------
      (l.)   To Class D Noteholders for Overdue Principal, if any ...................                                    N/A
                                                                                                               ----------------

             (3) To ABS, the Servicing Fee previously due, but deposited to the
               Reserve Account ......................................................                          $          --
                                                                                                               ----------------

             (4) To the Series Obligors, as holders of the Residual Interest,
                 any Available Funds remaining on deposit in the Facility Account ...                          $     659,153.85
                                                                                                               ----------------

IV.   SERVICER ADVANCES

      (a.)   Aggregate amount of Servicer Advances at the beginning of the
             related Collection Period ..............................................                              4,235,796.16
                                                                                                               ----------------
      (b.)   Servicer Advances reimbursed during the related Collection Period ......                                124,860.38
                                                                                                               ----------------
      (c.)   Amount of unreimbursed Servicer Advances to be reimbursed on the
             Settlement Date ........................................................                                114,096.59
                                                                                                               ----------------
      (d.)   Servicer Advances made during the related Collection Period ............                          $          --
                                                                                                               ----------------
      (e.)   Aggregate amount of Servicer Advances at the end of the Collection
             Period .................................................................                          $   3,996,839.19
                                                                                                               ----------------


V.    RESERVE ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period ....                          $   8,298,397.48
                                                                                                               ----------------
      (b.)   Amounts used to cover shortfalls, if any,  for the related
             Collection Period ......................................................                          $          --
                                                                                                               ----------------
      (c.)   Amounts transferred from the Facility Account, if applicable ...........                          $          --
                                                                                                               ----------------
      (d.)   Interest earned on Reserve Balance .....................................                          $      34,277.65
                                                                                                               ----------------

      (e.)   Reserve Account Ending Balance before calculating
             Required Reserve Amount ................................................                          $   8,332,675.13
                                                                                                               ----------------
      (f.)   Required Reserve Amount needed as of the related Collection Period .....                          $   7,872,469.72
                                                                                                               ----------------
      (g1.)  If (f) is greater than (e), then amount of shortfall ...................                                      0.00
                                                                                                               ----------------
      (g2.)  If (e) is greater than (f), then excess amount to be transferred
             to the Series Obligors .................................................                                460,205.41
                                                                                                               ----------------

      (h.)   Amounts on deposit as of this Settlement Date (e minus g2) .............                          $   7,872,469.72
                                                                                                               ----------------


VI.   RESIDUAL ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period ....                                      0.00
                                                                                                               ----------------
      (b.)   Amounts transferred from the Facility Account ..........................                                      0.00
                                                                                                               ----------------
      (c.)   Amounts used to cover shortfalls for the related Collection Period .....                                      0.00
                                                                                                               ----------------
      (d.)   Amount on deposit as of this Settlement Date ...........................                                      0.00
                                                                                                               ----------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period ....                                      0.00
                                                                                                               ----------------
      (b.)   Amounts transferred from the Facility Account ..........................                                      0.00
                                                                                                               ----------------
      (c.)   Amounts transferred to the Series Obligors .............................                                      0.00
                                                                                                               ----------------
      (d.)   Amount on deposit as of this Settlement Date ...........................                                      0.00
                                                                                                               ----------------


VIII. ADVANCE PAYMENTS
      (a.)   Beginning aggregate Advance Payments ...................................                          $   2,685,136.35
                                                                                                               ----------------
      (b.)   Amount of Advance Payments collected during the related
             Collection Period ......................................................                          $   2,360,271.32
                                                                                                               ----------------
      (c.)   Investment earnings for the related Collection Period ..................                          $      16,249.90
                                                                                                               ----------------
      (d.)   Amount of Advance Payments withdrawn for deposit into Facility Account .                          $   2,058,834.54
                                                                                                               ----------------
      (e.)   Ending aggregate Advance Payments ......................................                          $   3,002,823.03
                                                                                                               ----------------
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             ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

             BY:          /s/ John Paris
                 ------------------------------------------
             TITLE:       Sr. Vice President
                 ------------------------------------------
             DATE:        10-Sep-99
                 ------------------------------------------